SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 29, 1996
                               ------------------

                (Date of Report; Date of Earliest Event Reported)


                                      EMCON
                                    ---------
             (Exact name of registrant as specified in its charter)


                                   California
                                   ----------
                 (State or other jurisdiction of incorporation)


            0-16225                                    94-1738964
 (Commission File Number)                    (IRS Employer Identification No.)


400 South El Camino Real, San Mateo, California                       94402
-----------------------------------------------                      ------
  (Address of principal executive offices)                          (Zip Code)


                                 (415) 375-1522
                                        -
              (Registrant's telephone number, including area code)

                               Page 1 of 151 pages
                         Exhibit Index appears on Page 5


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



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.

     EMCON (the "Company" or "EMCON") has completed a transaction with Organic Waste Technologies, Inc. ("OWT"), the holders of OWT's common and preferred stock ("OWT Stock") and the holders of options to acquire common stock of OWT (the "OWT Options"; collectively, the OWT Stock and the OWT Options being referred to herein as the "OWT Securities" and the holders thereof, the "Sellers"). There were 34 Sellers in the Acquisition. As a result of the transaction (the "Acquisition"), OWT has become a wholly-owned subsidiary of EMCON.

     The Acquisition, which was announced on January 30, 1996, was consummated on February 29, 1996. To complete the Acquisition, OWT issued notes to certain Sellers who are part of OWT's management, in an aggregate amount of $1,824,649 (the "OWT Notes"), in exchange for such Sellers' OWT Securities; EMCON paid an aggregate of $13,754,351 in cash to the other Sellers in exchange for such Sellers' OWT Securities; and EMCON paid certain fees and expenses incurred by OWT and the Sellers with respect to the transaction (the pro rata share of which was deducted from the consideration received by each Seller for his, her or its OWT Securities). The OWT Notes are convertible into common stock of OWT upon an underwritten public offering of OWT's common stock in an amount in excess of $10 million. In the event that the OWT Notes have not been converted into shares of OWT common stock they may, at the election of the holder, instead be converted into shares of EMCON common stock for a period of ninety days after November 30, 2000 at a conversion price of $6.50 per share. The OWT Securities acquired by OWT and the OWT Options acquired have been canceled.

     The amount of consideration was determined based upon OWT' projected earnings and as a result of a competitive bidding process and arm's length negotiations between management teams of both companies with input from their respective boards of directors.

     The only material relationship between (a) EMCON, its affiliates, its directors and officers or any associate of its directors or officers and (b) the Sellers, is that John Pacey, a director of EMCON is a Seller and was, prior to the Acquisition, a director of OWT. Mr. Pacey will remain a director of OWT after the Acquisition.

     The Acquisition was partially financed through a $10 million term loan from The Bank of California, N.A., with the remainder financed from the Company's working capital.

     A copy of the press release announcing the consummation of the Acquisition is attached as Exhibit 99.1, and is incorporated herein by reference.

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

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of business acquired:

                  It is impracticable to provide the required OWT financial statements at this time. Such financial statements will be filed within 60 days of the date this Form 8-K is filed.

         (b)      Pro forma financial information:

                  It  is   impracticable  to  provide  the  required  pro  forma
financial information relative to the Acquisition at this time. Such financial information will be filed within 60 days of the date this Form 8-K is filed.

         (c)      Exhibits:

         Exhibit No.             Description

         2.1 Stock Purchase Agreement dated January 30, 1996, among EMCON, OWT and the Sellers (the "Stock Purchase Agreement").

         10.1 Note Agreement dated February 29, 1996 among EMCON, OWT and certain Sellers.

         10.2            Credit   Agreement   dated  February  29,  1996
                         between EMCON and the Bank of California, N.A. (the "Bank").

         10.3 Security Agreement dated February 29, 1996 by EMCON in favor of the Bank.

         10.4 Pledge Agreement dated February 29, 1996 by EMCON in favor of the Bank.

         10.5 Eurodollar Rate Option Agreement dated February 29, 1996 between EMCON and the Bank.

         10.6 Fixed Rate Amortizing Option Agreement dated February 29, 1996 between EMCON and the Bank.

         99.1            Press   Release   dated   February   29,   1996
                         announcing the consummation of the Acquisition.




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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EMCON


Date:  March 12, 1996                       By:  /s/ R. Michael Momboisse
                                                ------------------------------
                                                   R. Michael Momboisse
                                                   Chief Financial Officer and
                                                   Vice President - Legal



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


                                  EXHIBIT INDEX




                                                          Sequentially Numbered
         Exhibit No.        Description                             Page
         -----------        ------------------------      ---------------------
             2.1            Stock Purchase Agreement                 6
                            dated January 30, 1996,
                            among EMCON, OWT and the
                            Sellers (the "Stock
                            Purchase Agreement").

            10.1            Note Agreement dated                    77
                            February 29, 1996
                            among EMCON, OWT and
                            certain Sellers.

            10.2            Credit Agreement dated                  89
                            February 29, 1996
                            between EMCON and the
                            Bank of California, N.A.
                            (the "Bank").

            10.3            Security Agreement dated               116
                            February 29, 1996
                            by EMCON in favor of the Bank.

            10.4            Pledge Agreement dated                 131
                            February 29, 1996 by EMCON
                            in favor of the Bank.

            10.5            Eurodollar Rate Option Agreement      139
                            dated February 29, 1996 between
                            EMCON and the Bank.

            10.6            Fixed Rate Amortizing Option          145
                            Agreement dated February 29, 1996
                            between EMCON and the Bank.

            99.1            Press Release dated February 29,      151
                            1996 announcing the consummation
                            of the Acquisition.


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